UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/19/2008

O.I. CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  0-6511

Oklahoma	73-0728053
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

151 Graham Road
P.O. Box 9010
College Station, TX 77842
(Address of principal executive offices, including zip code)

(979) 690-1711
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

Amendment to Employee Stock Purchase Plan

On May 19, 2008, the Board of Directors (the "Board") of O.I. Corporation (the "Company") approved an amendment to the Company's 1988 Employee Stock Purchase Plan (the "Plan"). The Plan was amended solely to extend the expiration of the Plan from December 31, 2008 to December 31, 2018. Approximately 130,500 shares of the Company's common stock remain available for issuance under the Plan. A copy of the Plan, as amended, will be filed as an Exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

Amendment to Incentive Compensation Plan

On May 19, 2008, the Company amended its 2003 Incentive Compensation Plan pursuant to a unanimous vote of the Company's Board of Directors. Prior to the amendment, the 2003 Incentive Compensation Plan provided for an automatic grant of 3,000 restricted shares of the Company's common stock to each non-employee director of the Company upon his election to the Board and an automatic grant of an option to purchase 4,000 shares of the Company's common stock to each non-employee director of the Company effective as of the date of each regular annual meeting at which he was re-elected or continued to serve as a non-employee director. The amendment removes Section 6(b) of the 2003 Incentive Compensation Plan, thereby eliminating all automatic awards of restricted shares and options to non-employee directors of the Company.

All restricted shares and stock options previously awarded to non-employee Directors will remain in effect in accordance with the terms of those grants and options. The amendment of the Plan resulted in no grants of restricted shares or options to purchase shares being awarded at the annual meeting.

A copy of the Amendment to the 2003 Incentive Compensation Plan is filed as Exhibit 10.1 to this Form 8-K and the terms of which are incorporated by reference into this Item 1.01.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 19, 2008, the Board approved the restatement of the Company's Bylaws in the form included as Exhibit 3.1 hereto. The restatement was done to incorporate amendments previously adopted and filed on Forms 8-K and did not include any amendment to the terms of the Company's Bylaws.

A copy of the Restated Bylaws of O.I. Corporation is filed as Exhibit 3.1 to this Form 8-K and the terms of which are incorporated by reference into this Item 5.03.

Item 9.01.    Financial Statements and Exhibits

3.1        Restated Bylaws of O.I. Corporation dated May 19, 2008.

10.1        Amendment to 2003 Incentive Compensation Plan

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O.I. CORPORATION

Date: May 21, 2008	By:	/s/ J. Bruce Lancaster
J. Bruce Lancaster
Chief Executive Officer & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-3.1	Restated Bylaws of O.I. Corporation dated May 19, 2008
EX-10.1	Amendment to 2003 Incentive Compensation Plan